UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-7732

                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: March 31, 2004

                    Date of reporting period: March 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Closed End
-------------------------------------------------------------------------------


AllianceBernstein [LOGO](SM)
Investment Research and Management


Alliance World Dollar Government Fund II


Annual Report--March 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

May 15, 2004

Annual Report

This report provides management's discussion of fund performance for Alliance World Dollar Government Fund II (the "Fund") for the annual reporting period ended March 31, 2004.

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and, secondarily, capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk sovereign debt and U.S. corporate fixed-income obligations that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table shows the Fund's performance over the six- and 12-month periods ended March 31, 2004. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.


INVESTMENT RESULTS*
Periods Ended March 31, 2004


                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
Alliance World Dollar
Government Fund II (NAV)       10.50%             30.01%
------------------------------------------------------------
J.P. Morgan Emerging
Markets Bond Index Plus         8.71%             23.64%
------------------------------------------------------------

The Fund's Market Price per share on March 31, 2004 was $12.91. For additional Financial Highlights, please see page 25.

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of the Fund as of March 31, 2004. Performance assumes reinvestment of distributions and does not account for taxes. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the Index is made up of Brady bonds. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

The Fund outperformed its benchmark, the JPM EMBI+, for both the six- and 12-month periods ended March 31, 2004. The Fund benefited primarily from its emerging market debt country weightings and individual security selection.

The Fund's security selection in Mexican government bonds, followed by holdings in Brazil, Venezuela and Turkey were the primary contributors to positive performance. The top performing country within the JPM EMBI+, Ecuador, also contributed to the Fund's outperformance for the


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 1

12-month period under review. During this annual period, Ecuador returned 73.34%, as measured by the Index. The positioning of Uruguayan and Venezuelan debt also helped the Fund to outperform versus the Index, as both countries conducted debt exchanges during this period that significantly improved the maturity structure of their external debt. Uruguay is not part of the JPM EMBI+.

Market Review and Investment Strategy

The emerging market debt class, as represented by the JPM EMBI+, returned a strong 23.64% for the annual period ended March 31, 2004. The emerging debt markets benefited as a result of a very favorable world financial environment in which the average central bank policy rate declined 100 basis points to just 2.65%. Additionally, limited supply, strong investor demand and global liquidity levels all remained supportive for this asset class. For the annual period under review, Latin countries outperformed non-Latin countries, posting returns of 27.17% versus 18.91%, respectively. All countries represented within the Index posted positive returns for the reporting period. Top performing countries included Ecuador at 73.34%, Turkey at 51.78%, Venezuela at 48.80% and Brazil at 38.94%.

Early in the reporting period, we increased the Fund's overweight exposure to Brazilian sovereign bonds as President Lula exceeded expectations in his ability to push forward reforms. However, at the beginning of 2004, we reduced the Fund's holdings due to concerns over fundamentals, inflation worries and the possible inability of Brazil's Central Bank to continue reducing interest rates. In addition, political scandal and subsequent missteps have caused the Lula administration to lose much of the political goodwill it had in 2003.

We decreased the Fund's holdings in Mexico as a result of stalled growth, which was due to poor external demand, mainly from the U.S., and loss of competitiveness in Mexico's manufacturing sector.

We have maintained the Fund's position in Russian sovereign debt as credit statistics continued to improve. Russia, which was recently upgraded by Standard & Poor's (S&P) to BB+ and is rated Baa3 by Moody's Investors Service, has strong gross domestic product momentum and little need to issue new debt. The country is also benefiting from high oil prices and President Putin's appointment of a pro-reform government. Russia comprises approximately 20% of the JPM EMBI+.

Early in the reporting period, we increased the Fund's holdings in Uruguay as the government announced an aggressive plan to swap its outstanding debt (with the support of the International Monetary Fund (IMF)) for longer maturity securities. This strategy contributed positively to the Fund's performance.

We also increased the Fund's holdings in Ecuador, which benefited from


_______________________________________________________________________________

2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II higher oil prices and greater output, significant structural reforms and engagement with the IMF.

S&P raised Turkey's rating to B+ from B during the reporting period, crediting the government's efforts to comply with targets set by the IMF and its resolve to implement reforms. At that time, we added to the Fund's position in Turkey.

Finally, we have reduced the Fund's leverage and scaled back the interest rate duration of the Fund due to the prospect of tighter monetary policy in the U.S.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 3

                                                             Performance Update
-------------------------------------------------------------------------------


PERFORMANCE UPDATE


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
GROWTH OF A $10,000 INVESTMENT
3/31/94 TO 3/31/04


Alliance World Dollar Government Fund II: $41,169
J.P. Morgan Emerging Markets Bond Index Plus: $38,628


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                        Alliance World Dollar        J.P. Morgan Emerging
                         Government Fund II         Markets Bond Index Plus
-------------------------------------------------------------------------------
        3/31/94               $ 10,000                     $ 10,000
        3/31/95               $  8,982                     $  9,147
        3/31/96               $ 12,606                     $ 13,559
        3/31/97               $ 16,532                     $ 18,308
        3/31/98               $ 20,415                     $ 21,600
        3/31/99               $ 14,608                     $ 18,474
        3/31/00               $ 21,040                     $ 23,840
        3/31/01               $ 22,667                     $ 26,140
        3/31/02               $ 26,344                     $ 27,086
        3/31/03               $ 31,666                     $ 31,243
        3/31/04               $ 41,169                     $ 38,628


This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund II at net asset value (NAV) (from 3/31/94 to 3/31/04) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the Index is made up of Brady bonds. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.


_______________________________________________________________________________

4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                              Portfolio Summary
-------------------------------------------------------------------------------


PORTFOLIO SUMMARY
March 31, 2004


INCEPTION DATE
7/28/93

PORTFOLIO STATISTICS
Net Assets ($mil): $919.5


SECURITY TYPE
     81.5%   Sovereign Debt Obligations
      9.1%   Corporate Debt Obligations              [PIE CHART OMITTED]
      9.4%   Short-Term


All data as of March 31, 2004. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 5

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS
March 31, 2004

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-85.4%
Argentina-1.8%
Republic of Argentina FRN
  1.234%, 8/03/12                                    $ 24,387     $  16,278,323
                                                                  -------------
Belize-0.6%
Government of Belize
  9.50%, 8/15/12                                        5,300         5,570,533
                                                                  -------------
Brazil-15.2%
Federal Republic of Brazil
  11.00%, 8/17/40(a)                                   22,125        23,662,688
  12.75%, 1/15/20                                      13,515        16,481,543
  14.50%, 10/15/09                                      2,380         3,035,690
  C-Bonds
  8.00%, 4/15/14                                       65,456        63,819,208
  DCB FRN
  Series L
  2.063%, 4/15/12                                      37,225        32,571,875
                                                                  -------------
                                                                    139,571,004
                                                                  -------------
Bulgaria-1.8%
Republic of Bulgaria
  8.25%, 1/15/15(b)                                    13,841        16,886,020
                                                                  -------------
Colombia-5.1%
Republic of Colombia
  10.75%, 1/15/13                                      13,810        16,565,095
  11.75%, 2/25/20                                      23,511        30,047,057
                                                                  -------------
                                                                     46,612,152
                                                                  -------------
Ecuador-4.7%
Republic of Ecuador
  7.00%, 8/15/30(b)(c)                                 43,225        38,167,674
  12.00%, 11/15/12(b)                                   5,300         5,441,775
                                                                  -------------
                                                                     43,609,449
                                                                  -------------
El Salvador-0.4%
Republic of El Salvador
  8.50%, 7/25/11(b)                                     3,700         4,264,250
                                                                  -------------
Indonesia-0.7%
Republic of Indonesia
  6.75%, 3/10/14(b)                                     6,185         6,138,613
                                                                  -------------
Jamaica-0.6%
Government of Jamaica
  11.75%, 5/15/11(b)                                    4,610         5,313,025
                                                                  -------------


_______________________________________________________________________________

6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Mexico-13.6%
United Mexican States
  6.625%, 3/03/15                                    $  2,000     $   2,181,500
  8.125%, 12/30/19(d)                                  58,705        69,858,949
  11.375%, 9/15/16(d)                                  34,926        52,921,621
                                                                  -------------
                                                                    124,962,070
                                                                  -------------
Panama-2.5%
Republic of Panama
  8.875%, 9/30/27                                       1,450         1,573,250
  9.375%, 7/23/12                                       1,900         2,242,950
  9.375%, 4/01/29                                       8,775        10,003,500
  10.75%, 5/15/20                                       7,300         9,252,750
                                                                  -------------
                                                                     23,072,450
                                                                  -------------
Peru-4.4%
Republic of Peru
  8.75%, 11/21/33                                       9,000         9,099,000
  9.125%, 2/21/12                                      12,025        13,669,419
  9.875%, 2/06/15                                       8,675        10,232,163
  FLIRB
  4.50%, 3/07/17(c)                                     8,450         7,430,719
                                                                  -------------
                                                                     40,431,301
                                                                  -------------
Philippines-3.2%
Republic of the Philippines
  8.25%, 1/15/14                                        6,150         6,096,188
  9.00%, 2/15/13                                        6,650         6,857,813
  9.875%, 1/15/19                                      12,750        13,196,250
  10.625%, 3/16/25                                      3,425         3,724,688
                                                                  -------------
                                                                     29,874,939
                                                                  -------------
Russia-15.7%
Russian Federation
  5.00%, 3/31/30(a)(b)(c)                              88,842        89,008,578
Russian Ministry of Finance
  Series V
  3.00%, 5/14/08                                       13,387        12,282,573
  Series VI
  3.00%, 5/14/06(b)                                       300           295,890
  3.00%, 5/14/06                                       16,390        16,165,457
  Series VII
  3.00%, 5/14/11                                       32,770        27,035,250
                                                                  -------------
                                                                    144,787,748
                                                                  -------------
South Africa-0.7%
Republic of South Africa
  7.375%, 4/25/12                                       5,475         6,392,063
                                                                  -------------


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 7

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Turkey-4.3%
Republic of Turkey
  9.875%, 3/19/08                                    $  3,500     $   4,056,500
  11.00%, 1/14/13                                       6,400         8,108,800
  11.50%, 1/23/12                                         875         1,127,656
  11.75%, 6/15/10                                       4,455         5,702,400
  11.875%, 1/15/30                                      7,770        11,169,375
  12.375%, 6/15/09                                      7,060         9,098,575
                                                                  -------------
                                                                     39,263,306
                                                                  -------------
Ukraine-4.7%
Government of Ukraine
  6.875%, 3/04/11(b)                                    3,900         4,017,000
  7.65%, 6/11/13(b)                                    21,151        22,229,083
  11.00%, 3/15/07(b)                                   15,064        16,871,981
                                                                  -------------
                                                                     43,118,064
                                                                  -------------
Uruguay-0.6%
Republic of Uruguay
  7.875%, 1/15/33                                       7,272         5,454,264
                                                                  -------------
Venezuela-4.8%
Republic of Venezuela
  5.375%, 8/07/10                                      10,725         8,901,750
  9.25%, 9/15/27                                       31,610        28,101,289
  DCB FRN
  Series DL
  2.125%, 12/18/07                                      7,047         6,624,547
  Discount Bonds FRN
  Series W-B
  2.063%, 3/31/20                                         216           176,040
                                                                  -------------
                                                                     43,803,626
                                                                  -------------
Total Sovereign Debt Obligations
  (cost $658,975,909)                                               785,403,200
                                                                  -------------
CORPORATE DEBT OBLIGATIONS-9.6%
Kazakhstan-0.8%
Hurricane Finance
  9.625%, 2/12/10(b)                                    3,500         3,920,000
Kazkommerts International BV
  8.50%, 4/16/13(b)                                     3,000         3,195,000
                                                                  -------------
                                                                      7,115,000
                                                                  -------------
Malaysia-0.3%
Petronas Capital Ltd.
  7.875%, 5/22/22(b)                                    2,340         2,811,571
                                                                  -------------


_______________________________________________________________________________

8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                 Contracts(e)
                                                           or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Mexico-3.0%
Innova S De. R.L., SA
  9.375%, 9/19/13                                    $  7,955     $   8,670,950
  12.875%, 4/01/07                                      2,787         2,800,600
Monterrey Power SA De CV
  9.625%, 11/15/09(b)                                   3,609         4,367,225
Petroleos Mexicanos
  9.25%, 3/30/18                                       10,000        12,325,000
                                                                  -------------
                                                                     28,163,775
                                                                  -------------
Romania-0.4%
MobiFon Holdings BV
  12.50%, 7/31/10                                       3,075         3,551,625
                                                                  -------------
Russia-4.4%
Gazprom Oao
  9.625%, 3/01/13(b)                                   13,780        15,915,900
Mobile Telesystems Finance
  9.75%, 1/30/08(b)                                     4,590         5,071,950
  10.95%, 12/21/04                                      8,210         8,661,550
Tyumen Oil
  11.00%, 11/06/07(b)                                   9,025        10,528,563
                                                                  -------------
                                                                     40,177,963
                                                                  -------------
United States-0.7%
Citgo Petroleum Corp.
  11.375%, 2/01/11                                        760           891,100
Freeport-McMoran Copper & Gold
  10.125%, 2/01/10                                      4,800         5,472,000
                                                                  -------------
                                                                      6,363,100
                                                                  -------------
Total Corporate Debt Obligations
  (cost $79,834,356)                                                 88,183,034
                                                                  -------------
CALL OPTIONS PURCHASED(f)-0.0%
Brazil-0.0%
Federal Republic of Brazil
  11.00%, 8/17/40
  expiring Apr '04 @ 105.65                         8,580,000           137,280
  expiring Apr '04 @ 110.75                         2,865,000                -0-
  expiring Apr '04 @ 110.80                         2,865,000                -0-
                                                                  -------------
Total Call Options Purchased
  (cost $262,206)                                                       137,280
                                                                  -------------
PUT OPTIONS PURCHASED(f)-0.0%
Brazil-0.0%
Federal Republic of Brazil
  11.00%, 8/17/40
  expiring Apr '04 @ 105.30                         5,730,000            28,650
                                                                  -------------


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 9

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                Contracts(e),
                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Russia-0.0%
Russian Federation
  5.00%, 3/31/30
  expiring Apr '04 @ 97.6625                        5,730,000     $          -0-
                                                                  -------------
Total Put Options Purchased
  (cost $203,415)                                                        28,650
                                                                  -------------
WARRANTS(f)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                          43,000                -0-
Republic of Venezuela
  Warrants, expiring 4/15/20                           25,000                -0-
                                                                  -------------
Total Warrants
  (cost $0)                                                                  -0-
                                                                  -------------
SHORT-TERM INVESTMENT-9.8%
Time Deposit-9.8%
Societe Generale
  1.03%, 4/01/04
  (cost $90,300,000)                                  $90,300        90,300,000
                                                                  -------------
Total Investments-104.8%
  (cost $829,575,886)                                               964,052,164
Other assets less liabilities-(4.8%)                                (44,599,562)
                                                                  -------------
Net Assets-100%                                                   $ 919,452,602
                                                                  =============

CALL OPTIONS WRITTEN (see Note C)

                                        Exercise    Expiration
Description             Contracts(e)      Price        Month      U.S. $ Value
-------------------------------------------------------------------------------
Federal Republic
of Brazil
11.00%, 8/17/40          5,730,000      $ 107.00      Apr. '04      $  (45,840)

Russian Federation
5.00%, 03/31/30          5,730,000       98.3125      Apr. '04        (103,140)
                                                                    ----------
(premiums received
$203,415)                                                           $ (148,980)
                                                                    ==========


_______________________________________________________________________________

10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                            Notional                               Unrealized
Swap Counterparty &          Amount      Interest   Termination   Appreciation/
Referenced Obligation        (000's)       Rate         Date     (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:
--------------
Citigroup Global
Markets, Inc.
Federal Republic
of Brazil
12.25%, 3/06/30               9,100        5.85%       2/20/14       $ 186,550

Citigroup Global
Markets, Inc.
Republic of Hungary
4.50%, 2/06/13                3,075        0.50       11/26/13         (34,852)

Citigroup Global
Markets, Inc.
Republic of
Philippines
10.625%, 3/16/25              4,070        5.60        3/20/14           8,769

Citigroup Global
Markets, Inc.
Republic of Turkey
11.875%, 1/15/30              3,965        3.85        1/31/09         (73,708)

Deutsche Bank
Republic of Peru
9.875%, 2/06/15               6,150        3.90        9/20/08         (42,435)

Deutsche Bank
Republic of Turkey
11.875%, 1/15/30              7,930        3.25        1/24/09          52,906

Deutsche Bank
Republic of Venezuela
9.25%, 9/15/27                4,800        3.65        1/20/06          50,059

Sale Contracts:
---------------

Citigroup Global
Markets, Inc.
Federal Republic
of Brazil
12.25%, 3/06/30              11,000        6.35        8/20/05         680,151

Citigroup Global
Markets, Inc.
Federal Republic
of Brazil
12.25%, 3/06/30               9,100        5.26        2/20/09         (95,712)

Citigroup Global
Markets, Inc.
Republic of Philippines
10.625%, 3/16/25              4,070        4.95        3/20/09          (2,473)

Deutsche Bank
Republic of Turkey
11.875%, 1/15/30              6,542        1.80        7/24/05          37,944

Deutsche Bank
Republic of Turkey
11.875%, 1/15/30              9,913        1.50        1/24/05          55,510

JP Morgan Chase
Russian Federation
5.00%, 3/31/30               14,500        3.20        6/25/13         911,631

JP Morgan Chase
Russian Federation
5.00%, 3/31/30               14,500        3.20        6/26/13         910,344

Morgan Stanley
Federal Republic
of Brazil
10.125%, 5/15/27              7,200       17.75        2/13/08       3,216,000


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 11

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


REVERSE REPURCHASE AGREEMENTS (see Note C)

                                    Interest
Broker                                Rate        Maturity           Amount
-------------------------------------------------------------------------------
JP Morgan Chase                       0.75%        4/19/04        $ 33,757,844
JP Morgan Chase                       0.10         4/19/04          25,239,451
                                                                  ------------
                                                                  $ 58,997,295
                                                                  ============


(a) A position or portion of the underlying securities has been segregated by the Fund for the written call options outstanding at March 31, 2004. The value of these securities amounted to $11,868,979 at March 31, 2004.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the aggregate market value of these securities amounted to $254,444,098 or 27.7% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2004.

(d) Position, or portion thereof, with an aggregate market value of $59,043,074 has been segregated to collateralize reverse repurchase agreements.

(e)  One contract relates to principal amount of $1.00.

(f)  Non-income producing security.

Glossary of Terms:
DCB - Debt Conversion Bonds
FLIRB - Front Loaded Interest Reduction Bond
FRN - Floating Rate Note

See notes to financial statements.


_______________________________________________________________________________

12 o Alliance World Dollar Government Fund II

                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------


STATEMENT OF ASSETS & LIABILITIES
March 31, 2004


ASSETS
Investments in securities, at value (cost $829,575,886)           $ 964,052,164
Cash                                                                    112,805
Unrealized appreciation of swap contracts                             6,109,864
Interest receivable                                                  15,612,252
Receivable for investment securities sold                            12,860,979
                                                                  -------------
Total assets                                                        998,748,064
                                                                  -------------
LIABILITIES
Outstanding call options written, at value
  (premiums received $203,415)                                          148,980
Unrealized depreciation of swap contracts                               249,180
Payable for reverse repurchase agreements                            58,997,295
Payable for investment securities purchased                          12,772,214
Dividend payable                                                      5,750,141
Advisory fee payable                                                    824,664
Administrative fee payable                                              201,653
Accrued expenses                                                        351,335
                                                                  -------------
Total liabilities                                                    79,295,462
                                                                  -------------
Net Assets                                                        $ 919,452,602
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $     676,487
Additional paid-in capital                                          915,684,345
Distributions in excess of net investment income                     (4,872,958)
Accumulated net realized loss on investment transactions           (132,426,640)
Net unrealized appreciation of investments                          140,391,368
                                                                  -------------
                                                                  $ 919,452,602
                                                                  =============
NET ASSET VALUE PER SHARE
  (based on 67,648,715 shares outstanding)                               $13.59
                                                                         ======


See notes to financial statements.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 13

                                                        Statement of Operations
-------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
Year Ended March 31, 2004


INVESTMENT INCOME
Interest                                                           $ 85,291,371

EXPENSES
Advisory fee                                      $  9,536,160
Administrative                                       1,430,424
Custodian                                              443,567
Transfer agency                                        142,951
Audit and legal                                        137,477
Printing                                                87,320
Registration                                            62,968
Directors' fees                                         31,747
Miscellaneous                                           39,146
                                                  ------------
Total expenses before interest                      11,911,760
Interest expense                                       398,662
                                                  ------------
Total expenses                                                       12,310,422
                                                                   ------------
Net investment income                                                72,980,949
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain on:
  Investment transactions                                           218,516,012
  Swaps contracts                                                    17,178,335
  Written options                                                     1,847,311
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       (65,193,052)
  Swaps                                                               4,610,732
  Written options                                                       341,532
                                                                   ------------
Net gain on investment transactions                                 177,300,870
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $250,281,819
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS


                                                  Year Ended        Year Ended
                                                    March 31,        March 31,
                                                      2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                            $  72,980,949    $  83,488,349
Net realized gain (loss) on
  investment transactions                          237,541,658      (28,508,765)
Net change in unrealized
  appreciation/depreciation
  of investments                                   (60,240,788)      93,026,805
                                                 -------------    -------------
Net increase in net assets from
  operations                                       250,281,819      148,006,389

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income                              (87,373,144)     (82,323,739)

COMMON STOCK TRANSACTIONS
Tender offer resulting in the
  redemption of 10,201,653
  shares of Common Stock                          (132,891,565)              -0-
                                                 -------------    -------------
Total increase                                      30,017,110       65,682,650

NET ASSETS
Beginning of period                                889,435,492      823,752,842
                                                 -------------    -------------
End of period (including distributions
  in excess of net investment income
  and undistributed net investment
  income of $4,872,958 and $3,958,010,
  respectively)                                  $ 919,452,602    $ 889,435,492
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 15

                                                        Statement of Cash Flows
-------------------------------------------------------------------------------


STATEMENT OF CASH FLOWS
Year Ended March 31, 2004

INCREASE (DECREASE) IN CASH FROM
OPERATING ACTIVITIES:
Interest received                               $   81,765,220
Interest expense paid                                 (574,516)
Operating expenses paid                            (12,089,997)
                                                --------------
Net increase in cash from operating
  activities                                                     $   69,100,707

INVESTING ACTIVITIES:
Proceeds from disposition of long-term
  portfolio investments                          1,710,909,803
Purchase of long-term portfolio
  investments                                   (1,462,156,319)
Proceeds from disposition of short-term
  investments, net                                 (20,994,992)
                                                --------------
Net increase in cash from investing
  activities                                                        227,758,492

FINANCING ACTIVITIES:*
Decrease in reverse repurchase
  agreements                                       (82,948,171)
Cash dividends paid                                (81,623,003)
Tender Offer                                      (132,891,565)
                                                --------------
Net decrease in cash from
  financing activities                                             (297,462,739)
                                                                 --------------
Net decrease in cash                                                   (603,540)
Cash at beginning of period                                             716,345
                                                                 --------------
Cash at end of period                                            $      112,805
                                                                 ==============
_______________________________________________________________________________

RECONCILIATION OF NET INCREASE IN
NET ASSETS FROM OPERATIONS TO
NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
Net increase in net assets resulting
  from operations                                                $  250,281,819

ADJUSTMENTS:
Decrease in interest receivable                 $    6,710,029
Net realized gain on investment
  transactions                                    (237,541,658)
Net change in unrealized
  appreciation/depreciation
  of investments                                    60,240,788
Accretion of bond discount and
  amortization of bond premium                     (10,236,180)
Decrease in interest payable                          (175,854)
Decrease in accrued expenses                          (178,237)
                                                --------------
Total adjustments                                                  (181,181,112)
                                                                 --------------
NET INCREASE IN CASH FROM OPERATING
  ACTIVITIES                                                     $   69,100,707
                                                                 ==============


See notes to financial statements.


_______________________________________________________________________________

16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
March 31, 2004

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 17

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies. The Fund fair values a security that it holds when a significant event (e.g., an earthquake or a major terrorist attack) occurs after the time that the latest market quotation was established, and, as a result, such market quotation cannot be said to represent the current market value of the security as of the time the Fund prices its shares. Fair valuing securities is imprecise, and there is no assurance that the Fund could dispose of the security at the price used for determining the Fund's net asset value.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.


_______________________________________________________________________________

18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


Under the terms of the Administration Agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. The Adviser provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, whereby the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2004, there was no reimbursement paid to AGIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2004, were as follows:

                                                 Purchases           Sales
                                               ==============    ==============
Investment securities (excluding
  U.S. government securities)                  $1,433,057,570    $1,671,571,959
U.S. government securities                                 -0-               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding written options and swap contracts) are as follows:


Cost                                                             $  835,993,856
                                                                 ==============
Gross unrealized appreciation                                    $  132,973,684
Gross unrealized depreciation                                        (4,915,376)
                                                                 --------------
Net unrealized appreciation                                      $  128,058,308
                                                                 ==============


1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 19

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended March 31, 2004, were as follows:

                                                   Number of        Premiums
                                                   Contracts        Received
                                                 =============    =============
OPTIONS OUTSTANDING AT
  MARCH 31, 2003                                    36,595,124    $     508,492
Options written                                     89,499,920        1,542,599
Options terminated in closing purchase
  transactions                                     (54,103,007)        (804,583)
Options expired                                    (60,532,037)      (1,043,093)
                                                 -------------    -------------
OPTIONS OUTSTANDING AT
  MARCH 31, 2004                                    11,460,000    $     203,415
                                                 =============    =============

2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of


_______________________________________________________________________________

20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At March 31, 2004, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $76,825,000, with net unrealized appreciation of $5,713,395 and terms ranging from 10 months to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $21,100,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $55,725,000 as of March 31, 2004.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 21

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended March 31, 2004, the average amount of reverse repurchase agreements outstanding was $63,069,505 and the daily weighted average interest rate was .85%.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. Of the 67,648,715 shares outstanding at March 31, 2004, the Adviser owned 7,200 shares. During the year ended March 31, 2004, the Fund repurchased 10,201,653 shares of its outstanding common stock for $13.02 per share pursuant to a tender offer. The Fund incurred tender offering costs of $66,049 which were charged to additional paid-in capital. During the years ended March 31, 2004 and March 31, 2003, the Fund issued no shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


_______________________________________________________________________________

22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2004 and March 31, 2003 were as follows:

                                                   2004             2003
                                              =============    =============
Distributions paid from:
  Ordinary income                             $  87,373,144    $  82,323,739
                                              -------------    -------------
Total taxable distributions                      87,373,144       82,323,739
                                              -------------    -------------
Total distributions paid                      $  87,373,144    $  82,323,739
                                              =============    =============


As of March 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $   2,695,800
Accumulated capital and other losses                            (127,414,167)(a)
Unrealized appreciation/(depreciation)                           133,560,278(b)
                                                               -------------
Total accumulated earnings/(deficit)                           $   8,841,911
                                                               =============


(a) On March 31, 2004, the Fund had a net capital loss carryforward of $127,414,167 of which $68,891,646 expires in the year 2010 and $58,522,521 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the fund utilized capital loss carryforwards of $225,624,007.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium and the tax treatment of swap income, resulted in a net decrease in distributions in excess of net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE G

Legal Proceedings

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 23

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

In addition, numerous lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


_______________________________________________________________________________

24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                           Financial Highlights
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                  Year Ended March 31,
                                            ---------------------------------------------------------------
                                                2004(a)      2003         2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $11.42       $10.58       $10.37       $10.83        $8.52

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                         .99         1.07         1.32         1.25         1.16
Net realized and unrealized
  gain (loss) on investment
  transactions                                  2.36          .83          .19         (.62)        2.29
Net increase in net asset
  value from operations                         3.35         1.90         1.51          .63         3.45

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from
  net investment income                        (1.18)       (1.06)       (1.30)       (1.09)       (1.10)
Tax return of capital                             -0-          -0-          -0-          -0-        (.04)
Total dividends and
  distributions                                (1.18)       (1.06)       (1.30)       (1.09)       (1.14)
Net asset value,
  end of period                               $13.59       $11.42       $10.58       $10.37       $10.83
Market value,
  end of period                               $12.91       $10.91       $10.32        $9.15        $9.19
Premium/(Discount)                             (5.00)%      (4.47)%      (2.46)%     (11.76)%     (15.14)%

TOTAL RETURN
Total investment return
  based on:(d)
  Market value                                 29.27%       17.72%       27.02%       12.05%       11.15%
  Net asset value                              30.01%       20.20%       16.22%        7.73%       44.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $919,453     $889,435     $823,753     $807,476     $843,390
Ratio to average net
  assets of:
  Expenses                                      1.29%        1.49%        1.88%        1.90%        1.51%
  Expenses, excluding
    interest expense                            1.25%        1.35%        1.29%        1.28%        1.30%
  Net investment income                         7.65%       10.53%       12.69%       11.31%       12.33%
Portfolio turnover rate                          158%         121%         178%         203%         217%



See footnote summary on page 26.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 25

                                                           Financial Highlights
-------------------------------------------------------------------------------


(a) As of April 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to April 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended March 31, 2004, was to decrease net investment income per share by $0.06 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.06, and decrease the ratios of net investment income and expenses to average net assets by 0.50% and 0.20%, respectively.

(b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain on investments per share by $.01, and decrease the ratio of net investment income to average net assets from 12.74% to 12.69%. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


_______________________________________________________________________________

26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Alliance World Dollar Government Fund II,Inc.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund II, Inc., including the portfolio of investments, as of March 31, 2004, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund II, Inc. at March 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
May 14, 2004


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 27

                                                         Additional Information
-------------------------------------------------------------------------------


ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the


_______________________________________________________________________________

28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                         Additional Information
-------------------------------------------------------------------------------


open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, except that 50% of the Fund's required investments in sovereign debt obligations is no longer required to be invested in collateralized Brady Bonds, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Paul J. DeNoon, a Vice President of the Fund.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 29

                                                 Supplemental Proxy Information
-------------------------------------------------------------------------------


SUPPLEMENTAL PROXY INFORMATION
(unaudited)

A Special Meeting of Shareholders of Alliance World Dollar Government Fund II, Inc. was held on March 25, 2004. The description of each proposal and number of shares voted at the meeting are as follows:


                                                                     Authority
                                                     Voted For        Withheld
-------------------------------------------------------------------------------
1. To elect directors     Class One Nominees
                          (terms expire in 2007)

                          David H. Dievler           61,246,532      1,002,272
                          Clifford L. Michel         61,305,733        943,071
                          Donald J. Robinson         61,263,991        984,813

                          Class Three Nominee
                          (terms expire in 2006)

                          Marc O. Mayer              61,235,167      1,013,637


_______________________________________________________________________________

30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                             Board of Directors
-------------------------------------------------------------------------------


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Paul J. DeNoon(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI02940-3011

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.

(2) Mr. DeNoon is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 31

                                                         Management of the Fund
-------------------------------------------------------------------------------


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                PORTFOLIOS
                                          PRINCIPAL                              IN FUND           OTHER
NAME, AGE OF DIRECTOR,                   OCCUPATION(S)                           COMPLEX       DIRECTORSHIP
       ADDRESS                            DURING PAST                          OVERSEEN BY        HELD BY
 (YEARS OF SERVICE*)                       5 YEARS                               DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#+, 71        Investment adviser and an                       116             None
2 Sound View Drive                  independent consultant. He was
Suite 100                           formerly Senior Manager of
Greenwich, CT 06830                 Barrett Associates, Inc., a
(11)                                registered investment adviser,
Chairman of the Board               with which he had been
                                    associated since prior to 1999. He
                                    was formerly Deputy Comptroller
                                    and Chief Investment Officer of
                                    the State of New York and, prior
                                    thereto, Chief Investment Officer of
                                    the New York Bank for Savings.

Ruth Block,#+, 73                   Formerly Executive Vice President                96             None
500 SE Mizner Blvd.,                and Chief Insurance Officer of
Boca Raton, FL 33432                The Equitable Life Assurance
(11)                                Society of the United States;
                                    Chairman and Chief Executive
                                    Officer of Evlico; Director of
                                    Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals),
                                    Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette
                                    Securities Corporation; former
                                    Governor at Large National
                                    Association of Securities
                                    Dealers, Inc.

David H. Dievler,#+, 74             Independent consultant. Until                   100             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
(11)                                Management Corporation
                                    ("ACMC") responsible for mutual
                                    fund administration. Prior to joining
                                    ACMC in 1984 he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to
                                    that he was a Senior Manager at
                                    Price Waterhouse & Co. Member of
                                    American Institute of Certified
                                    Public Accountants since 1953.



_______________________________________________________________________________

32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                         Management of the Fund
-------------------------------------------------------------------------------


                                                                                PORTFOLIOS
                                          PRINCIPAL                              IN FUND           OTHER
NAME, AGE OF DIRECTOR,                   OCCUPATION(S)                           COMPLEX       DIRECTORSHIP
       ADDRESS                            DURING PAST                          OVERSEEN BY        HELD BY
 (YEARS OF SERVICE*)                       5 YEARS                               DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#+, 62               Consultant. Formerly President of                98             None
P.O. Box 12                         Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002, a
(11)                                Senior Advisor from June 1999-
                                    June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    he was Director and Chairman of
                                    the Audit Committee of ACMC.

Dr. James M. Hester, #+,80          President of the Harry Frank                     11             None
25 Cleveland Lane                   Guggenheim Foundation, with
Princeton, NJ 08540                 which he has been associated
(11)                                since prior to 1999. He was
                                    formerly President of New York
                                    University and the New York
                                    Botanical Garden, formerly Rector
                                    of the United Nations University
                                    and Vice Chairman of the Board
                                    of the Federal Reserve Bank of
                                    New York.

Clifford L. Michel,#+, 64           Senior Counsel to the law firm of                97           Placer
15 St. Bernard's Road               Cahill Gordon & Reindel since                                Dome, Inc.
Gladstone, NJ 07934                 February 2001 and a partner of
(11)                                that firm for more than twenty-five
                                    years prior thereto. He is President
                                    and Chief Executive Officer of
                                    Wenonah Development Company
                                    (investments) and a Director of
                                    Placer Dome, Inc. (mining).

Donald J. Robinson,#+, 69           Senior Counsel to the law firm of                96             None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1999. Formerly a
(8)                                 senior partner and a member of
                                    the Executive Committee of that
                                    firm. He was also a member
                                    and Chairman of the Municipal
                                    Securities Rulemaking Board and
                                    Trustee of the Museum of the City
                                    of New York.



_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 33

                                                         Management of the Fund
-------------------------------------------------------------------------------


                                                                                PORTFOLIOS
                                          PRINCIPAL                              IN FUND           OTHER
NAME, AGE OF DIRECTOR,                   OCCUPATION(S)                           COMPLEX       DIRECTORSHIP
       ADDRESS                            DURING PAST                          OVERSEEN BY        HELD BY
 (YEARS OF SERVICE*)                       5 YEARS                               DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer, ++, 46               Executive Vice President of                      68             None
1345 Avenue of the                  ACMC since 2001; prior thereto,
Americas                            Chief Executive Officer of
New York, NY 10105                  Sanford C. Bernstein & Co., LLC
(Elected on November 18,            and its predecessor since prior to
2003)                               1999.



#  Member of the Audit Committee.

+  Member of the Nominating Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


_______________________________________________________________________________

34 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                         Management of the Fund
-------------------------------------------------------------------------------


Officers of the Fund

Certain information concerning the Fund's Officers is listed below.



      NAME,                            POSITION(S)                        PRINCIPAL OCCUPATION
ADDRESS* AND AGE                     HELD WITH FUND                       DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Paul J. DeNoon, 42                  Vice President                  Senior Vice President of Alliance Capital
                                                                    Management Corporation ("ACMC")**,
                                                                    with which he has been associated
                                                                    since prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and the Acting
                                                                    General Counsel of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global
                                    Financial Officer               Investor Services, Inc. ("AGIS") and a
                                                                    Vice President of AllianceBernstein
                                                                    Investment Research and Management,
                                                                    Inc. ("ABIRM")**, with which he has
                                                                    been associated since prior to 1999.

Vincent S. Noto, 39                 Controller                      Vice President of AGIS**, with which
                                                                    he has been associated since prior to
                                                                    1999.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 35

                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

36 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                 Summary of General Information
-------------------------------------------------------------------------------


SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of different newspapers each day. The Fund's NYSE trading symbol is "AWF." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Divi-dend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


_______________________________________________________________________________

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 37

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


SM This service mark used under license from the owner, Alliance Capital Management L.P.


WDGIIAR0304

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         The following table sets forth the aggregate fees billed by the independent auditors for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release review and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Fund during this period.



                                                              All Fees for
                                                           Non-Audit Services
                                                            Provided to the
                           Audit-Related                   Fund, the Adviser
            Audit Fees         Fees         Tax Fees   and Service Affiliates

2003:         $51,000         $8,500         $11,600          $700,012
2004:         $51,000         $13,125        $18,900          $935,707

         Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2004 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund, that were subject to pre-approval by the Audit Committee for 2004 were $394,025 (comprising $375,125 of audit related fees and $18,900 of tax fees). The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

        Ruth Block                                 Dr. James M. Hester
        David H. Dievler                           Clifford L. Michel

        John H. Dobkin                             Donald J. Robinson
        William H. Foulk, Jr.


ITEM 6. SCHEDULE OF INVESTMENTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                       July 2003

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    Statement of Policies and Procedures for
            Voting Proxies on Behalf of Discretionary Client Accounts


Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.


Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures


Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.          DESCRIPTION OF EXHIBIT
         -----------          ----------------------
         11 (a) (1)           Code of ethics that is subject to the
                              disclosure of Item 2 hereof

         11 (b) (1)           Certification of Principal Executive Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley
                              Act of 2002

         11 (b) (2)           Certification of Principal Financial Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley
                              Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to
                              Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance World Dollar Government Fund II, Inc.

By:      /s/Marc O. Mayer
         ---------------------------
         Marc O. Mayer
         President

Date:    June 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         ---------------------------
         Marc O. Mayer
         President

Date:    June 7, 2004

By:      /s/Mark D. Gersten
         ----------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    June 7, 2004